UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2020

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 945-2898

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 24, 2020, Stephen Rohleder resigned from his positions as Chief Executive Officer, President and Chairman of the board of directors (the “Board”) of GTY Technology Holdings Inc. (“GTY” or the “Company”), effective March 30, 2020. As of March 30, 2020, William Green, a current member of the Board, has been duly-appointed to serve as Chairman in Mr. Rohleder’s place and Charles Wert, also a current director, has been appointed Lead Director.

(c) On March 30, 2020, the Company’s Board appointed TJ Parass, 48, to the offices of Chief Executive Officer and President and as a director.

Mr. Parass has served as the Chief Executive Officer of Questica Inc. and Questica USCDN, Inc. (together, “Questica”), one of the Company’s business units, since he founded Questica in 1998. Mr. Parass has a BS in Mechanical Engineering from Queen’s University. There have been no transactions involving Mr. Parass that would require disclosure under Item 404(a) of Regulation S-K.

Also on March 30, 2020, the Board appointed David Farrell, 47, as Chief Operating Officer.

Mr. Farrell has served as the Chief Executive Officer of Sherpa Government Solutions LLC, one of the Company’s business units, since he founded it in in 2004. Previously, Mr. Farrell was a principal at American Management Systems Inc., a Virginia-based technology and management consulting firm. Mr. Farrell has a BA in Economics from Northwestern University and a Master’s Degree in Public Policy from the University of Chicago. There have been no transactions involving Mr. Farrell that would require disclosure under Item 404(a) of Regulation S-K.

On March 30, 2020, the Company issued a press release with respect to these resignations and appointments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ John Curran
Name: John Curran
Title: Chief Financial Officer

Dated: March 30, 2020